--------------------------------------------------------------------------------






                               SEMI-ANNUAL REPORT










================================================================================

                                MORGAN FUNSHARES

================================================================================




















                                 June 30, 2001

          MORGAN FUNSHARES SEMI-ANNUAL REPORT - LETTER TO SHAREHOLDERS




Dear Shareholder:

Our basic philosophy in Morgan FunShares is to own stocks in well know companies making habit forming commodities. It has been our thought to stick with this philosophy through both good and bad times. At the moment, on a relative basis, we are going through some bad times when compared to the performance of the stocks of the new internet and technology companies.

People are actually selling their shares in many established, profitable companies to buy shares in these high flyers. It is our opinion that this investment style will end soon and we will return to a more rational approach to investing.

I hope all of our shareholders agree with our philosophy. We believe that our approach is much more stable and long-lasting.

If any of our shareholders would like to submit a company for our consideration as our next purchase, we would be delighted to hear from you.

Best regards,

/S/ Burton D. Morgan

Burton D. Morgan

--------------------------------------------------------------------------------
 MORGAN FUNSHARES
================================================================================
                                                        Schedule of Investments
                                                        June 30, 2001(unaudited)
--------------------------------------------------------------------------------
 Shares/Principal Amount                              Market Value  % of Assets
--------------------------------------------------------------------------------
 Beverage Alcoholic
      12,000 Anheuser Busch                          $    494,400         5.24%
                                                     ------------

 Beverage Non-Alcoholic
       8,000 Coca Cola                                    360,000
      10,000 PepsiCo                                      442,000
                                                     ------------
                                                          802,000         8.50%
 Computer Services
      30,000 Aol Time Warner                            1,590,000        16.85%
                                                     ------------

 Consumer Products -Retail
       4,000 Eastman Kodak                                186,720         1.98%
                                                     ------------

 Consumer Products -Paper
       8,000 Kimberly Clark Corp.                         447,200         4.74%
                                                     ------------

 Consumer Products -Food
       6,400 McDonalds Corp.                              173,184
      10,000 Wrigley Jr. Co.                              468,500
                                                     ------------
                                                          641,684         7.58%
 Drugs & Toiletries
      10,000 Carter Wallace                               193,500
       4,000 Pfizer Inc.                                  160,200
       2,500 Proctor & Gamble Co.                         159,500
                                                     ------------
                                                          513,200         5.44%
 Electronic Semiconductor
       4,500 Intel Corp.                                  131,625         1.39%
                                                     ------------

 Entertainment
       5,000 Harrah's Entertainment*                      176,500
       8,000 Vivendi Universal (a)                        464,000
       9,000 Walt Disney Co.                              260,010
                                                     ------------
                                                          900,510         9.54%
 Gaming
      10,000 International Game Technology*               627,500         6.65%
                                                     ------------

 Healthcare Products
      12,000 Bristol Myers Squibb Co.                     627,600
       8,000 Gillette Co,                                 231,920
      24,000 Johnson & Johnson                          1,200,000
                                                     ------------
                                                        2,059,520        21.82%
 Tobacco
      15,000 Phillip Morris Companies Inc.                761,250
       2,000 RJ Reynolds Tobacco                          109,200
                                                     ------------
                                                          870,450         9.22%

 Total Common Stocks (Cost $ 3,597,610)                 9,264,809        98.17%
                                                     ------------

 Cash and Equivalents
     176,578 Firstar Treasury Fund  5.67%
             (Cost $176,578)                              176,578         2.29%
                                                     ------------

             Total Investments (Cost $3,818,373)        9,441,387       100.04%

             Liabilities in Excess of Other Assets         (4,030)       -0.04%
                                                     ------------

             Net Assets                              $  9,437,357       100.00%
                                                     ============

--------------------------------------------------------------------------------
MORGAN FUNSHARES
================================================================================
Statement of Assets and Liabilities
     June 30, 2001 (unaudited)

Assets:
     Investment Securities at Market Value                         $ 9,441,387
          (Identified Cost $3,788,109)
     Cash                                                                  -
     Receivables:
          Dividends and Interest                                           445
                                                                   ------------
               Total Assets                                          9,441,832
Liabilities
     Payables:
          Accrued Expenses                                               4,475
                                                                   ------------
               Total Liabilities                                         4,475

Net Assets                                                         $ 9,437,357
                                                                   ============
Net Assets Consist of:
     Capital Paid In                                                 3,840,436
     Accumulated Realized Gain (Loss) on Investments - Net             (34,552)
     Undistributed Net Investment Income                               (21,805)
     Unrealized Appreciation in Value
          of Investments Based on Identified Cost - Net              5,653,278
                                                                   ------------
Net Assets, for 1,175,990 Shares Outstanding                       $ 9,437,357
                                                                   ============
Net Asset Value and Redemption Price
     Per Share ($9,617,700/1,175,990 shares)                            $ 8.03

--------------------------------------------------------------------------------
MORGAN FUNSHARES
================================================================================
 Statement of Operations
         For the six months ending June 30, 2001(unaudited)

Investment Income:
     Dividends                                                     $    65,686
     Interest                                                            2,462
                                                                   ------------
          Total Investment Income                                       68,148
Expenses
     Management Fees (Note 2)                                           41,621
     Administration                                                     12,092
     Accounting & Pricing Fees                                          12,091
     Legal fees                                                          3,717
     Printing & Other Miscellaneous Expenses                             7,577
     Audit Fees                                                          6,110
     Custodial Fee / Transfer Agent Fees                                 3,906
     Registration Fees                                                   2,039
     Trustees' Fees                                                        800
                                                                   ------------
          Total Expenses                                                89,953

Net Investment Income                                                  (21,805)

Realized and Unrealized Gain (Loss) on Investments:
     Realized Gain (Loss) on Investments                                (9,287)
     Unrealized Gain (Loss) from
        Appreciation (Depreciation) on Investments                    (149,251)
                                                                   ------------
Net Realized and Unrealized Gain (Loss) on Investments                (158,538)
                                                                   ------------

Net Increase (Decrease) in Net Assets from Operations              $  (180,343)
                                                                   ============

-------------------------------------------------------------------------------------------------
MORGAN FUNSHARES
=================================================================================================
Statement of Changes in Net Assets
                                                                     1/01/2001      1/01/2000
                                                                        to             to
                                                                     6/30/2001     12/31/2000
From Operations:
     Net Investment Loss                                           $   (21,805)   $   (47,216)
     Net Realized Gain (Loss) on Investments                            (9,287)       130,924
     Net Unrealized Appreciation (Depreciation)                       (149,251)       885,535
                                                                   ------------   ------------
     Increase (Decrease) in Net Assets from Operations                (180,343)       969,243

From Distributions to Shareholders
     Net Investment Income                                                   0              0
     Net Realized Gain from Security Transactions                            0              0
                                                                   ------------   ------------
     Total from Distributions                                                0              0

From Capital Share Transactions:
     Proceeds From Sale of  Shares                                           0              0
     Reinvestment of Dividends                                               0              0
     Cost of  Shares Redeemed                                                0              0
                                                                   ------------   ------------
                                                                             0              0

Net Increase/(Decrease) in Net Assets                                 (180,343)       969,243
                                                                   ------------   ------------

Net Assets at Beginning of Period                                    9,617,700      8,648,457
Net Assets at End of Period                                        $ 9,437,357    $ 9,617,700
                                                                   ============   ============

------------------------------------------------------------------------------------------------------------------------------------
MORGAN FUNSHARES
====================================================================================================================================
Financial Highlights (unaudited)
Selected data for a share of common stock                         1/01/2001     1/01/2000     1/01/1999     1/01/1998     1/01/1997
    outstanding throughout the period:                               to            to            to            to            to
                                                                  6/30/2001    12/31/2000    12/31/1999    12/31/1998    12/31/1997
                                                                  ---------    ----------    ----------    ----------    ----------
Net Asset Value -
     Beginning of Period                                          $   8.18     $    7.35     $    7.71     $    6.49     $    5.37
Net Investment Income (Loss)                                         (0.02)        (0.04)        (0.04)        (0.03)         0.04
Net Gains or (Losses) on Securities
     (realized and unrealized)                                       (0.13)         0.87         (0.32)         1.25          1.12
                                                                  ---------    ----------    ----------    ----------    ----------
Total from Investment Operations                                      8.03          0.83         (0.36)         1.22          1.16

Distributions (from net investment income)                            0.00          0.00          0.00          0.00         (0.04)
Distributions (from capital gains)                                    0.00          0.00          0.00          0.00          0.00
Return of Capital                                                     0.00          0.00          0.00          0.00          0.00
                                                                  ---------    ----------    ----------    ----------    ----------
     Total Distributions                                              0.00          0.00          0.00          0.00         (0.04)
Net Asset Value -
     End of Period                                                $   8.03     $    8.18     $    7.35     $    7.71     $    6.49

Total Return                                                         (1.83)%       11.29%        (4.67)%       18.80%        21.61%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)                               9,437         9,618         8,648         9,072         7,634
   Ratio of Expenses to Average Net Assets (before
        reimbursements) *                                             1.90%         2.22%         1.98%         2.43%         1.99%
   Ratio of Expenses to Average Net Assets (after
        reimbursements) *                                             1.90%         2.00%         1.98%         2.00%         1.31%
   Ratio of Net Income to Average Net Assets(before
        reimbursements) *                                            (0.46)%       (0.74)%       (0.51)%       (0.86)%       (0.11)%
   Ratio of Net Income to Average Net Assets(after
        reimbursements) *                                            (0.46)%       (0.53)%       (0.51)%       (0.43)%        0.58 %
Portfolio Turnover Rate *                                             7.43%         9.05%         0.00%         0.00%         0.00%

* Annualized

     Morgan FunShares, Inc.

                                                   NOTES TO FINANCIAL STATEMENTS
                                                       JUNE 30, 2001 (UNAUDITED)
1.   Significant Accounting Policies

     Morgan FunShares, Inc., (The Fund), a non-diversified, closed-end management investment company that seeks appreciation of capital, primarily through investments in equity securities of companies that derive 50% or more of their revenues from the sale of consumer non-durable products and entertainment. The Fund was incorporated under the laws of the State of Ohio, registered under The Investment Company Act of 1940, as amended for years ending after December 31, 1993. Significant accounting policies of the Fund are presented below:

     Securities Valuation:

     The investments in securities are carried at market value. The market quotation used for common stocks, including those listed on the NASDAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price. Over-the-counter securities will be valued on the basis of the bid price at the close of each business day or at fair value. Short-term investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available will be valued at fair value as determined in good faith pursuant to procedures established by the Board of Directors.

     Security Transaction Timing:

     Security transactions are recorded on the dates transactions are entered into (the trade dates). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded as earned. The Fund uses the identified cost basis in computing gain or loss on sale of investment securities. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

     Income Taxes:

     It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund's policy to distribute annually, after the end of the calendar year, any remaining net investment income and net realized capital gains.

     Estimates:

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Other:

     Generally accepted  accounting  principles require that permanent financial
     reporting  tax  differences   relating  to  shareholder   distributions  be
     reclassified to paid-in-capital.

2.   Investment Advisory Agreement

     The Fund has entered into an investment advisory agreement with Burton D. Morgan. The Investment Advisor receives from the Fund as compensation for his services to the Fund an annual fee of 1% of the average value of the Fund's net assets up to $150,000,000 and 0.75% of the average value of the Fund's net assets in excess of $150,000,000. The advisor will reimburse the fund for any management fees which cause the total expenses to exceed 2% of average net assets. The Advisor was paid $41,621 during the six months ending June 30, 2001 net of reimbursements.

3.   Related Party Transactions

     Certain officers and/or directors of the Fund are officers and/or directors of Maxus Investment Group. Maxus Investment Group owns 49% of Mutual Shareholder Services, which provides accounting services to the Fund. Each director who is not an "affiliated person" receives an attendance fee of $100 per meeting.

     Maxus Securities is a registered broker dealer. Certain officers and/or directors of the Fund are officers and/or directors of the broker dealer. Maxus Securities effected substantially all of the investment portfolio transactions for the Fund. For this service Maxus Securities received commissions of $5,491 for the six months ending June 30, 2001.

4.   Capital Stock and Distribution

     At June 30, 2001, 2,500,000 shares of capital stock without par value were authorized, and paid-in capital amounted to $3,840,436. Transactions in common stock were as follows:


              Shares sold                                 0
              Shares retired
                                                          0
              Net Increase                                0
              Shares Outstanding:
                Beginning of Period               1,175,990
                                                  ---------
                End of Period                     1,175,990
                                                  =========

     Distributions to shareholders are recorded on the ex-dividend date. Payments due to permanent differences have been charged to paid in capital. Payments due to temporary differences have been charged to distributions in excess of net investment income or realized gains.

5.   Purchases and Sales of Securities

     During the six months ending June 30, 2001, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $369,340 and $346,131 respectively.

6.   Ownership-Control

     Approximately 46% of the Fund's outstanding shares are owned by Burton D. Morgan and his family. Burton D. Morgan is a Director of the Fund and the Fund's investment advisor. Burton D. Morgan may be deemed to be a controlling person.

7.   Security Transactions

     For Federal income tax purposes, the cost of investments owned at June 30, 2001 was the same as identified cost.

     At June 30, 2001, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

     Appreciation       (Depreciation)       Net Appreciation (Depreciation)
     ------------       --------------       -------------------------------
      5,807,346           (154,068)                   (5,653,278)

                             Morgan Funshares, Inc.
            1404 East Ninth Street, 6th Floor, Cleveland, Ohio 44114
                                 (216) 274-5388

                               Investment Advisor

                                Burton D. Morgan
                           10 West Streetsboro Street
                               Hudson, Ohio 44236

                               Board of Directors

                               William K. Cordier
                                J. Martin Erbaugh
                                James M. Hojnacki
                                  John P. Laird
                                Burton D. Morgan
                                James C. Onorato
                                Robert F. Pincus

                                    Officers

                           Burton D. Morgan, Chairman
                           Robert F. Pincus, President
                        James C. Onorato, Vice-President
                        Catherine Kantorowski, Secretary

                                    Custodian

                               Firstar Bank, N.A.
                                425 Walnut Street
                                  P.O. Box 1118
                           Cincinnati, Ohio 45201-1118

                                 Transfer Agent

                               Firstar Bank, N.A.
                          1555 North Rivercenter Drive
                           Milwaukee, Wisconsin 53212

                                  Legal Counsel

                        Buckingham, Doolittle & Burroughs
                              50 South Main Street
                                  P.O. Box 1500
                                Akron, Ohio 44309

                                     Auditor

                         McCurdy & Associates CPA's Inc.
                               27955 Clemens Road
                              Westlake, Ohio 44145